Exhibit 99.14

JPMMT 2018-5

J.P. Morgan

Opus Capital Markets Consultants LLC

100 Tri-State International - Suite 300A | Lincolnshire, IL 60069 | www.opuscmc.com | 224.632.1300

Executive Narrative

May 8, 2018

Performed by
Opus Capital Markets Consultants, LLC

For
J.P. Morgan

This report summarizes the results of a due diligence review performed on a pool of 215 loans provided by J.P. Morgan (Customer) who provided Opus Capital Markets Consultants (Consultant) with a data tape on 210 loans which were loaded into the OpusFirst® underwriting software. Consultant performed a detailed compliance and credit review on all loans.

Customer purchased 5 loans from a client of the Consultant.  The Consultant performed a detailed compliance and credit review on the 5 loans for our client and the diligence results were provided to Customer under the terms of a reliance letter.

Opus CMC was established in 2005. Opus was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.

Credit Qualification:  A re-underwriting review will be conducted in order to verify that the requisite underwriting guidelines as specified by the Client are met. Confirmation of the loan terms will be performed through recalculation and review of documentation contained in the loan file provided to the Consultant.  The Credit Qualification review will consist of the following

✓
Guidelines: Determine whether each mortgage loan meets the requisite guideline requirements as specified by the Client. In addition to the Client provided underwriting guides, Consultant should consider Regulation Z including Appendix Q if applicable.  If the loan pre-dates the requirements of Regulation Z and Appendix Q, Consultant will consider Fannie Mae’s Seller guidelines;

✓	Employment: Review the file to determine employment has been documented and verified to comply with the underwriting guides provided by the Client;

✓	Income: Recalculate borrower(s) monthly gross income to determine if income has been calculated and verified in accordance with the underwriting guidelines provided by the Client;

✓	Appraisal Review: Consultant will review the appraisal to ensure conformity with the Client provided underwriting guides;

➢
Value Review Disclaimer: The individuals performing the above procedures are not person providing valuations for the purpose of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraiser under Federal or State law, and the services being performed do not constitute appraisal reviews for the purposes of USPAP or Federal or State law. Opus makes no representation or warranty as to the value of the mortgaged property, notwithstanding that Opus may have reviewed the valuation information for reasonableness. Opus is not an Appraisal Management Company (“AMC”) and therefore does not opine on the actual value of the underlying property. Opus is not a creditor within the meaning of the Equal Credit Opportunity Act (“ECOA”) or other lending laws and regulations, and therefore opus will not have and communications with or responsibility to any individual concerning property valuations. Opus does not check to see if any appraiser in on the Freddie Mac exclusionary list.

✓	Assets: Confirm the presence and verification of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity;

✓	Debt Ratio: Recalculate the debt to income ratio and verify the ratio accuracy used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines;

✓
Original Loan to Value (“LTV”) and Combined Loan to Value (“CLTV”) Ratios: Recalculate and verify the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and meet Client provided underwriting guidelines;

✓	Credit History: Review the credit report to verify that the borrower(s) demonstrate adequate credit depth to comply with the Client provided underwriting guideline requirements;

✓	Credit Score: Verify that borrower(s) meet the minimum credit score requirements to comply with the Client provided underwriting guides;

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✓
Document Inventory/Accuracy: The Consultant will inventory each closed loan file to ensure the documentation required by the Client provided underwriting guidelines is present.  The Consultant will audit all Notes, Riders, Addendums, Mortgage, Assignments, Modification Agreements, Assumption Documentation, Title Policy, & Deeds to ensure accuracy, completeness, proper interest conveyance, and appropriate lien position as required per closing instructions and in accordance with the Client provided underwriting guidelines.  If the subject property is either a Cooperative or Leasehold, the corresponding security agreements, abstracts, and land lease agreements shall be reviewed for completeness and accuracy.  The Consultant will review the mortgage loan to ensure that it meets the Client provided underwriting guides for hazard, flood, mortgage, or other insurance as applicable.

Misrepresentation Review:  Validate that an independent fraud report is in the file and perform the following review:
✓	Checked for signature variations between the imaged documents
✓	Reviewed alerts on the credit report
✓	Compared SSNs across all document in the loan file
✓	Checked for apparent alterations to the imaged documents provided
✓	Compared additional information located in the file provided for discrepancies potentially leading to misrepresentation
✓	Reviewed third party fraud product provided and reviewed for any alerts and set conditions where applicable

Property Valuation Review: Review each loan to determine whether a third party valuation product was required and if required, that the third party product value was compared to the original appraised value to identify a value variance. If a variance of more than 10% was noted, ensure any required secondary valuation product was ordered and reviewed. Apply the appropriate rating agency grade after reviewing the required valuation products.

FEMA Declared Disaster Zones: If a FEMA declared disaster occurs after the inspection date on the appraisal, Consultant will review the file to determine if an exterior inspection is present to ensure:
✓	NO apparent damage to the property
✓	Property appears to be occupied.
Homeowner Flood Insurance Affordability Act (HFIAA): Each mortgage loan made by an FDIC-supervised institution or servicer acting on its behalf shall require the escrow of all premiums and fees for flood insurance for any designated loan secured by residential improved real estate or a mobile home, made, increased, extended or renewed on or after January 1, 2016.

National Flood Insurance Program (NFIP) – For loans originated prior to January 1, 2016 each mortgage loans will be reviewed to ensure adherence to flood insurance coverage as outlined under NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

Multiple Loans to One Borrower: TPR firm reviewed common identifiers for all loans in the population and confirmed there were no obligors with multiple loans in the pool.

Regulatory Compliance: Each mortgage loan file will be subject to a post-closing regulatory compliance review to verify that each mortgage loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans meet the applicable disclosure requirements provided under MDIA, the federal Truth in Lending Act (“TILA”), as amended by HOEPA, 15 U.S.C.  § 1601 et seq., as implemented by Regulation Z, 12 C.F.R. Part 226; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), 12 U.S.C. §2603, as implemented by Regulation X, 24 C.F.R. Part 3

500; (iii) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06; (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances that were enacted to combat predatory lending

✓	Section 32/HOEPA. Review includes but is not necessarily limited to:

➢	APR test

➢	HPML test

➢	Points and Fees test

➢	Review of Section 32 disclosure for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)

➢	Review and confirm documentation type (i.e. full, stated, no ratio)

➢	Review for evidence of prepayment penalty

➢	Verification of Debt to Income conformity, when necessary.

✓	Federal Truth in Lending Act/Regulation Z. Review includes, but is not necessarily limited to:

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➢
A review of the material compliance disclosures set forth in the Truth in Lending Disclosure and the Notice of Right to Cancel, if applicable. A review and comparison of the initial and final TIL with a report outlining any TILA violations.  Review includes a re-calculation of disclosed finance charge, proper execution by all required parties, principal and interest calculations, payment stream(s), recalculation of disclosed APR, and a review to ensure disclosure differences are within the allowed tolerances. A review of the Notice of Right to Cancel:  Review includes a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3-day rescission period was adequately provided to the borrower(s).

✓	S.A.F.E. Mortgage Licensing Act:

➢
Consultant will perform a search of the mortgage loan originator and of the loan officer (“MLO”) in the www.nmlsconsumeraccess.org database to confirm that the MLO was appropriately licensed at the time of the mortgage loan’s origination and closing.

Seasoning and Certain Compliance Exceptions: Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

RESPA/Regulation X:  Each mortgage loan will be reviewed to ensure compliance with the January 1, 2010 or most current amendments to Regulation X.  The RESPA/Regulation X review will consist of the following:

Good Faith Estimate (GFE) and Final HUD-1 Settlement Statement:

➢	Good Faith Estimate (GFE): The Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including

o	Confirm the presence of the current GFE form in effect at the time of origination.

o	Verify the GFE was provided to the borrower(s) within three days of “Application”.

▪
Application shall be defined by Regulation X and generally be considered complete when the following conditions are met (a) Borrower(s) First and Last Name (b) Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report) (c) Subject Property Address (including “To Be Determined”) (d) Mortgage Loan Amount Sought (e) Estimation of Property Value (f) Monthly Income

o	The Consultant will verify that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.

o
Fees will be reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.

o	Analysis to determine whether a Changed Circumstance form is required to accompany each revised Good Faith Estimate (GFE)

➢	Final HUD-1: The Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

o	Confirm the presence of the current applicable Final HUD-1 form

o	Confirm the Final HUD-1 accurately lists all broker and YSP fees.

➢	Good Faith Estimate (GFE) and Final HUD-1 analysis: Confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

o	Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance)

o	Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance in variance)

o	Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1

o	Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to

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o	Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate (GFE) and Final HUD-1

o	Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

Additional Regulation X Disclosures and Requirements:  The Consultant will confirm compliance with current RESPA documentation and timing requirements in effect at origination of the Mortgage Loan including

➢	Servicing Transfer Disclosure:

o	Confirm the presence of the Servicing Transfer Disclosure form in file

o	Verify the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”

o	Confirm the Servicing Transfer Disclosure is executed by all applicants

➢	Special Information Booklet

o	Confirm the presence of the Special Information Booklet in file on Purchase and Construction (Construction to Perm loans) loans

o	Confirm the Special Information Booklet provided within three general business days of application

➢	Affiliated Business Disclosure

o	Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements

o
Confirm the Affiliated Business Disclosure provided within three general business days of “Application” (Opus CMC reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)

o	Confirm the Affiliated Business Disclosure is executed

➢	Initial Escrow Disclosure Statement

o	Confirm the presence of the Initial Escrow Disclosure Statement in file

o	Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

Statutory TILA RESPA Integrated Disclosure Review Procedures:  Each mortgage loan will be reviewed to ensure compliance with applications received October 3, 2015 or later (the earlier of the date the broker or lender received the borrower’s application). The TRID review will consist of the following:

➢	The Loan Purpose and Property Type includes a closed-end mortgage secured by real estate:
o	Purchase
o	Refinance (Cash Out or Rate Term)
o	Construction and Construction to Permanent Financing
o	SFR, 1-4 Unit, PUD, Condo and Coops (Coop may be excluded based on Client instructions)
➢	The Loan Purpose and Property Type does not include:
o	HELOCs
o	Reverse mortgages
o	Dwellings that are not attached to real property
o	Mobile homes, where the consumer does not own the land,
➢	For purposes of determination of Occupancy, TRID applies to loans for owner occupied, second home and vacant land.
➢	Opus CMC will apply the standard exemptions from TILA, i.e., business purposes loans, loans for agricultural purposes and loans secured by five (5) or more units.
o
Please be aware that TILA contains a TRID-specific exemption for certain subordinate lien loans for the purposes of various types of assistance programs such as down payment or closing cost, property rehabilitation, energy efficiency or foreclosure avoidance or prevention. Opus CMC will not test such loans for TRID compliance.

Loan Estimate (″LE″)

➢	Initial LE
o
Verification of compliance with timing requirements as to whether the Initial LE was delivered within three (3) business days from the Application Date. The Initial LE shall use the delivery date to calculate the earliest closing Consummation Date (no less than seven (7) business days from the delivery of the Initial LE). The delivery date is the date the creditor hand delivers the disclosures or places the disclosures in the mail, 1026.19(e)(1).

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➢	Revised LEs
o
If there has been a revision to the LE, validate that the Revised LE is provided within three (3) days of COC, BRC or interest rate lock.  Review as necessary for sufficient information to establish one of the six (6) valid reasons to reset tolerance fees set forth in TRID:

▪	Changed Circumstance affecting settlement charges
▪	Change Circumstance affecting eligibility
▪	Revisions requested by the consumer
▪	Interest rate dependent charges
▪	Expiration of the LE and
▪	Delayed settlement date on a construction loan
▪	Timing Requirement for LE 7 days prior to consummation

➢	Determination of final binding LE
o
Review and analyze each LE in file to determine final Binding LE.  If there is a change in loan terms, change in interest rate or increase in charges subject to variances without valid reason for a Revised LE as set forth above, findings will be cited. If a Revised LE was issued without a valid reason, the previous valid LE would be considered the Binding LE for the purposes of comparison with the Closing Disclosure.

o
Verification of compliance with timing requirements that there have been no loan estimates provided to the borrower after a Closing Disclosure has been delivered, and whether the Final LE was provided at least four (4) business days prior to the closing Consummation Date.

o
If the LE does not contain a signature line for the consumer’s confirmation of receipt, then OPUS will look for the “Loan Acceptance” statement under “Other Considerations” or other client-documented acknowledgement and borrower intent to proceed.

o	Verification that the correct form is used and all sections of the Initial LE are completed (no blanks, “NA’s” or incomplete sections) and the Initial LE is accurate as follows:
▪	Verification of the technical formatting of the LE is NOT included in the standard review. The formatting of the document is the responsibility of the document preparation source.
▪	General loan information and loan terms sections completed and formatting is accurate.
•	Verify loan term, purpose, and product descriptions follow the prescribed format.
•	Verify all applicants applying for credit, as disclosed on the application, are listed on the LE
o	“Can this amount increase after closing?” and “Does the loan have these features” sections are completed and are accurate based on the terms disclosed on the LE.

o	If rate is locked, were lock expiration date, time and time zone disclosed.

o	Settlement charges good through date, time and time zone disclosed with minimum of 10 days during which borrower is permitted to shop knowing fees are locked during that timeframe.

o	Projected Payments and Estimated Taxes, Insurance & Assessments sections are complete and accurate based on the loan terms and information known at the time of disclosure.

o	The Closing Costs and Cash-to-Close sections are complete and accurate based on the information provided on page 2 of the LE.

o	Fees disclosed properly (alphabetical order within Section with certain exceptions, and all title fees start with ″Title – ″) in Closing Cost Details section.

▪	It is recommended that an Itemization of Fees is provided for any fees disclosed as “Aggregate”. It is quite difficult to determine if the fees are disclosed properly without this information.

o	Any addenda found in file listing ADDITIONAL fees for sections other than Section C

o	If Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed and accurate based on early disclosures in the file.

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o	If ARM or Step Rate, is Adjustable Interest Rate (″AIR″) Table disclosed and accurate based on the early disclosures in the file.

o	The Comparison section is complete.

o	Rounding rules verified as per 1026.37(o)(4).

o	Other Considerations Section is complete

Written list of providers

➢
If the lender places fees in the Services You Can Shop For category, verify that the file contains a Written List of Providers provided to the borrower within three (3) business days of application. The WLSP must include at least one available provider for each service and state the consumer may choose a different provider for that service. If a written list of service providers is not provided, the fees will be treated as a 10% Tolerance fee but a finding for missing service provider list will be noted. If a written list of service providers is provided outside of three (3) days of the application date, the fees will be treated as a 10% Tolerance fee but a finding for a service provider list being provided outside of three (3) days from application will be noted.

Variance Tests
Utilize one (1) of the following Variance Categories in performing variance tests:

o	Zero Tolerance/Variance* - A finding will be cited if any charges increase from the Binding LE to the Final CD without COC or BRC. Such increases include:
▪	Fees paid to the lender, broker or an affiliate of either lender or broker

▪	Fees paid to an unaffiliated third party if the lender did not permit the borrower to shop for servicer; and

▪	Transfer taxes.

▪	Lender Credits

o
10% Tolerance/Variance* – A finding will be cited if the aggregate of the charges increases by more than 10% from the Binding LE to the Final CD without COC or BRC.  If a fee/service is listed on the LE but not charged/reflected on the Final CD, the fee will be removed and not considered in calculating the 10% variance threshold pursuant to Comment 19(e)(3)(ii)-5.  Such increases include:

▪	Recording fees; and

▪	Charges for third party services not paid to creditor or affiliate AND borrower permitted to shop for service but selects a provider on the creditor’s Written List of Service Providers.

▪	Prepaid mortgage insurance will be treated as a 10% tolerance fee if it can be shopped for (and not identified as an affiliate), otherwise it will be treated as a zero tolerance fee.

o
No Tolerance/Unlimited – No finding will be cited if any of the charges change from the Binding LE to the Final CD, provided that the disclosed amount on the LE is based on information reasonably known to the creditor at the time of disclosure (disclosed in good faith), such as:

▪	Prepaid interest;

▪	Property insurance premiums;

▪	Impounds/Escrows;

▪	Charges for services required by the creditor but the borrower is permitted to shop for and borrower selects a third party provider not on the lender’s Written Service Provider List; and

▪	Charges for third party services NOT required by the creditor (even if paid to an affiliate of the creditor).

o	Notes of interest for “No Tolerance/Unlimited”:

▪
Prepaid property taxes charged by local and state governments periodically will have no tolerance under the general ‘best information reasonably available’ standard unless otherwise instructed by the Client.

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▪
As noted above, Opus CMC will review the loan file for evidence the disclosure was not made in “Good Faith”. “Good faith” means the creditor made the estimate based on the information reasonably available to them at the time the LE was provided. Absent such evidence, Opus CMC will consider the disclosures made in “good faith”. Two examples where a disclosure would be considered not made in “good faith” and a finding cited are:

o	The creditor requires homeowner’s insurance but fails to include a homeowner’s insurance premium, a finding will be added that the LE was not issued in good faith.
o	The creditor knows the loan must close on the 15th of the month but estimates prepaid interest to be paid from the 30th of that month, a finding will be added that the LE was not issued in good faith.

Additionally, if a documented valid COC or BRC occurs resulting in a change to loan terms, settlement charges or interest rate within four (4) business days of consummation, the variance test will be performed based on the revised amounts disclosed on the initial CD (or subsequent CD if change occurs after initial CD has been provided) provided that the change is related to the COC or BRC per Comment 19(e)(4)(ii)-1.

For loans with no Interim LE and no COC or BRC occurring four (4) days prior to consummation, fees and charges on the CD are tested for compliance with permitted variances against fees disclosed on Initial LE.

For loans with an Interim LE, the following procedures will be applied:
o	Review of each Interim LE and fees and charges on the CD are tested for compliance with variance thresholds against fees supported by a valid COC or BRC related to the charge that increases

o
In cases where an Interim LE is issued with several fee increases, but only some are supported by or related to a valid COC or BRC, those fees which are not supported by or related to a valid COC, BRC or disclosed on an LE that was not provided timely (within three (3) business days of changed circumstance) will be tested for variance using the amounts disclosed in the Initial LE previously valid LE.

Closing Disclosure (″CD″)

Opus CMC will conduct a general CD review and verify the following:

o	Recommendation: Closing Disclosure provided at closing be marked “Final.” Although this is not a requirement, marking the Closing Disclosure as Final will ensure a timely review.
o	That the correct form is used and all sections of the CD are completed (no blanks or incomplete sections).
o
Acknowledgement of receipt by all borrowers with a right to rescind under 1026.23 by verifying that each borrower with a right to rescind was provided with a copy of the CD. This could include the non-borrowing spouse. Acknowledgement is based on lender guidelines

o
If the CD does not contain a signature line for the consumer’s signature, OPUS will look for the required alternative statement in “Other Disclosures” with the heading of “Loan Acceptance”. While not required, Opus CMC highly recommends that the client require the CD to be signed and dated by the consumer as it will ensure a timely review.

o
If a subsequent CD is issued having changes to (a) the loan product which affects disclosed terms and loan information; (b) the addition of a prepayment penalty; or (c) an APR which exceeds the previously disclosed APR by more than the permitted tolerances for accuracy, OPUS will test that the borrower was given an additional three (3)-business day waiting period from the date of final pre-close CD with (a) the final loan product; (b) the prepayment penalty addition; or (c) the APR, and that the final pre-close CD has been received by borrower by consummation.

o	On the final CD the following checks and limitations apply:

o	Verification of the technical formatting of the CD is out of scope in the standard review. The formatting of the document is the responsibility of the document preparation source.

o	Closing, Transaction and Loan Information sections have been completed with accurate information.

o	Loan terms sections are completed.

o	Opus CMC will verify loan term, purpose, and product descriptions follow the prescribed format.
o	Opus CMC will verify all applicants applying for credit, as disclosed on the application, are listed on the LE
o	“Can this mount increase after closing?” and “Does the loan have these features” sections are completed accurately.

o	Projected Payments and Estimated Taxes, Insurance & Assessments sections are completed accurately.

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o	Fees have been disclosed properly (alphabetically, correct buckets and all title fees start with ″Title – ″) in Closing Cost Details section.

o	Any addenda found in file listing ADDITIONAL fees for sections other than Section C (Services You Can Shop For).

o	Calculating Cash to Close table completed accurately.

o	Summaries of Transaction section completed accurately

o	Loan Disclosures section complete:

o	CD Assumption, Demand Feature, Negative Amortization, and Partial Payments sections completed properly (at least and only one box selected).
o	Late Payment completed properly (terms disclosed and accurate per note).
o	Escrow Amount section completed properly (only one box selected and amounts disclosed).
▪	Escrow Property Costs over Year 1 to be calculated per the payments scheduled to be made in a 1-year period after consummation (1026.38)(I)(7)(i)(A)(1).
▪	Non-Escrowed Property Costs over 1 Year to be calculated using either 11 or 12 months as determined by client. (1026.38)(I)(7)(i)(B)(1)
o	If Interest Only, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed accurately.

o	If ARM or Step, is Adjustable Interest Rate (″AIR″) Table disclosed accurately.

o	Loan Calculations section complete and accurate.

o	Total of Payments is accurate per 1026.38(o)(1).
▪	Include fees in section A, B, and C that are paid by the borrower as well as the seller or other if those fees are customarily paid by the borrower.
o	Capture amounts disclosed in Loan Calculations section and test for TILA tolerance violations on disclosed APR and Finance Charge.
o	Total Interest Percentage (TIP) accurate with proper rounding.
o	Other Disclosures section complete with at least one choice selected as applicable.

o
Review for the creditor’s selection of one of the two options in the Liability After Foreclosure section, but will not make an independent judgement whether or not the selection is correct for the property state. Only issue a condition if either no selection is made or if both selections are made.

o	Contact Information section is complete with information from each party of the transaction provided as applicable.

o
Rounding rules verified as per 1026.38(t)(4). Rounding on all percentages except APR is percentages should be truncated so that a zero is not disclosed in the last decimal place (7.250 should be rounded to 7.25).

TRID method of receipt of LE and CD

Determine the method of receipt of the revised LE and CD and perform a compliance test with timing requirements.  For purposes of the review and verification, the date the borrower is deemed to have received the disclosure(s) is based on any of the following methods:

•	In Person: borrower signature date is used.
•	Electronic* - No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of e-delivery date is used.
•	Electronic* - With Receipt Confirmation in File, date of receipt confirmation is used.
•	Electronic*-Delivery confirmation of an email, assuming the borrower(s) have consented to electronic delivery.
•
Mail (USPS or other parcel delivery service) – No Receipt Confirmation in File:  three (3) business days from later of document issue date or proof of mailing date is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements.

•
Mail (USPS or other parcel delivery service) – With Receipt Confirmation in File:  date of receipt confirmation is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements. Unknown (unable to determine delivery method or unable to verify borrower received disclosures in any other method than by USPS Mail method):  follow the USPS Mail delivery method of three (3) business days from the document issue date. As noted above, a signature by anyone other than the borrower(s) constitutes evidence of delivery and the method of receipt will be considered unknown, requiring an additional three (3) days from the date the non-borrower received the documents.

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NOTE:  If disclosures are sent electronically, a finding will be cited if there is no evidence in the file that the borrower consented to receive disclosures electronically. Default to the three (3) business day mail rule for delivery without the proper documentation of borrower consent.

Other recommended TRID compliance tests

Apply the following additional compliance tests which were included in the recommended review scope resulting from the 2015 CFPB Amendments:

•	Use of TRID forms prior to TRID effective date: a finding will be cited if the new TRID forms are utilized on a loan with an application received prior to the October 3, 2015 effective date.
•
Use of TRID forms on loans not covered by TRID:  a finding will be cited if the new TRID forms are utilized on loans not covered by TRID (i.e., HELOC, i.e. reverse mortgages, i.e. Chattel Dwelling loans (loans on mobile homes that are not also secured by the underlying real property or loans on houseboats).

•
Your Home Loan Toolkit: a finding will be cited if the new Your Home Loan Toolkit Disclosure or evidence the disclosure was delivered or placed in the mail is not in the file or was not provided to the borrower within three (3) business days of application.

•
Consummation Date: Consummation varies by applicable state law and the term is not often clearly defined. Accordingly, generally use the notary date.  If there are multiple borrowers and they do not all sign the documents on the same day, then use the latest signature date.

•	Post-Consummation Disclosures: TRID review scope will not include testing for compliance with the following post-consummation disclosures under TRID:
o	Escrow Closing Notice; and

o	Mortgage servicing transfer and partial payment notices.

Subsequent changes after consummation

The following prescribed cures as set forth in section 1026.19 (f)(2)(iii) through (v) are acceptable for changes and corrections to the Final CD after consummation.

•	1026.19(f)(2)(iii) – Changes due to events occurring after consummation.
o
If within 30 days of consummation, an event in connection with the settlement of the transaction occurs that causes the final CD to become inaccurate and such inaccuracy results in a change to an amount actually paid by the borrower(s) from the amount disclosed, test for evidence that a new, corrected CD is delivered or placed in the mail to the borrower within thirty (30) days of receiving information that an event occurred.

•	1026.19(f)(2)(iv) – Changes due to clerical errors.
o
Non-numeric clerical errors, for the purpose of this scope document are any error not related to a disclosed dollar amount or percentage. Test for evidence a new, corrected CD is delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation. Examples of non-numeric clerical errors include but are not limited to:

▪	Corrections to the closing information section.
▪	Corrections to the transaction information section.
▪	Corrections to loan id # or MIC #.
▪	Corrections to non-numeric identifiers in the Estimated Taxes, Insurance & Assessments section.
▪	Corrections to the fee labels and/or order of fees.
▪	Corrections to the location of the fee(s).
▪	Corrections to missing cure language.
▪	Corrections to the “Did This Change” section of Calculating Cash to Close.
▪	Corrections to the Loan Disclosures section
▪	Corrections to non-numeric items in the Escrow Account section.
▪	Corrections to the Other Disclosures section.
▪	Corrections to the Contact Information section.
•	1026.19(f)(2)(v) – Refunds related to the good faith analysis.

Opus CMC	Privileged and Confidential	Page 10

o	Test for evidence such as a copy of the refund check, a new corrected CD, and evidence the creditor delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation.

A post-consummation CD is understood to be a re-issued CD with a Date Issued represented as the date the post-consummation CD was issued. Corrections to the final pre-close CD should not be accepted as a post-consummation CD noted in the prescribed cures above.

Errors on LE’s and Interim CD’s and numeric errors on final CD’s which do not have prescribed cures as per the regulation will not be reported as having been cured. The assessment of risk and decision to accept a finding that does not have a prescribed cure is the responsibility of the purchaser of the loan.

SFIG TILA RESPA Integrated Disclosure Review Procedures:

The Consultant has reviewed TRID loans using loan level grading, cure provisions and general guidance associated with proposed TRID Compliance Review Scope issued by The Structured Finance Industry Group (hereinafter known as SFIG). The Customer acknowledges that the SFIG guidance is “proposed”, is not finalized and reflects potential for amendments based on additional rule making or guidance from the CFPB or adjudication from the U.S. Supreme Court that may over turn prevailing U.S. Circuit Court rulings.  The Client accepts and understands the potential risks associated with any potential future amendments resulting from guidance or rulings from the Bureau or the courts.

High Cost - State & Local Anti-Predatory Regulations: In addition to federal thresholds, the Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW:

➢	Arkansas Home Loan Protection Act, Ark. Stat. Ann. § 23-53-101 et seq.

➢	California Anti-Predatory Lending Statute, Cal. Fin. Code § 4970 et seq.

➢	Colorado Consumer Equity Protection Act, Colo. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007).

➢	Colorado Consumer Credit Code, Colo. Rev. Stat. 5-1-101 et seq.

➢	Connecticut Abusive Home Loan Lending Practices Act, Conn. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, Conn. House Bill 5577 (2008).

➢	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. as well as DC Mortgage Disclosure Act of 2007.

➢	Florida Fair Lending Act, Fla. Stat. Ann. § 494.0078 et seq.

➢	Georgia Fair Lending Act, Ga. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)

➢	Idaho Residential Mortgage Practices Act, Idaho Code § 26-3101 et seq.

➢	Illinois High Risk Home Loan Regulations, 38 Ill. Admin. Code § 345.10 et seq.

➢	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).

➢	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.

➢	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).

➢	Indiana Home Loan Practices Act, Ind. Code § 24-9-1 et seq.

➢
Section 16a-3-308a of the Kansas Consumer Credit Code, Kan. Stat. Ann. § 16a-1-101 et seq. 16. Kentucky Anti-Predatory Lending Statute, Ky. Rev. Stat. § 360.100 et seq. and as amended by Kentucky House Bill 552 (2008).

➢	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A Me. Rev. Stat. Ann. §§ 8-103(1); 8-206(8); 8-206A and Maine Legislative Document 1869 (2007).

➢
Maryland Commercial Law, Mary. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by Maryland Senate Bill 270 (2008) and Maryland Regulations under the Maryland Mortgage Lender Law (2009).

➢	Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA House Bill 4387 (2008) 20. Massachusetts Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).

➢	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.

➢	Michigan Consumer Mortgage Protection Act, Mich. Stat. Ann. § 445-1631 et seq.

➢	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).

➢	Nebraska Mortgage Bankers Registration and Licensing Act, Neb. Stat.§ 45-702 et seq.

Opus CMC	Privileged and Confidential	Page 11

➢	Nevada Anti-Predatory Lending Law, Nev. Rev. Stat. § 598D.010 et seq. and as amended by AB 440.

➢	New Jersey Home Ownership Security Act of 2002, NJ Stat. Ann. § C:46:10B-22 et seq.

➢	New Mexico Home Loan Protection Act, N.M. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).

➢	New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).

➢	New York High Cost Home Loan Act, N.Y. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008).

➢
North Carolina Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).

➢	Ohio Anti-Predatory Lending Statute, Ohio Rev. Code Ann. § 1.63 and as amended by S.B. 185.

➢	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.

➢	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).

➢	Pennsylvania Consumer Equity Protection Act, 63 Pa. Cons. Stat. Ann. § 456.501 et seq.

➢	City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.

➢	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI Gen. L. et seq., including the Emergency and Final Regulations.

➢	South Carolina High-Cost and Consumer Home Loans Act, S.C. Code § 37-23-10 et seq.

➢	South Carolina Consumer Protection Code, S.C. Code 37-1-101 et seq

➢	Tennessee Home Loan Protection Act of 2006, TN Code Annotated, Title 47 et seq.

➢	Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.

➢	Utah Residential Mortgage Practices Amendments, Utah Code Ann. § 61- 2c-102 et seq.

➢	Utah High Cost Home Loan Act, Utah Code § 61-2d-101 et seq.

➢	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.

➢	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), Va. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.

➢	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), Va. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.

➢

➢	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.

➢	Wisconsin Responsible High Cost Mortgage Lending Act, Wis. Stat. § 428.202.

➢	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W.Va. Code § 31-17-1 et seq.

➢	Wyoming Credit Code, Wyo. Stat. Ann. §§ 40-14-101 et seq.

Dodd-Frank Act: The consultant will review each mortgage for compliance with the rules established under the Dodd-Frank Act for Ability-to-Repay and Qualified Mortgage requirements, 12 CFR 1026.43. The review will consist of the following:

✓	Ability to Repay: Assess the Ability-to-Repay (“ATR”) of each borrower for transactions which fall outside of the Qualified Mortgage (“QM”) rule. The review will consist of the following:

o	ATR Verifications

▪
Verification of the Ability-to-Repay shall be considered based on a review of the following criterial: (1) income and assets, (2) current employment status, (3) monthly payment on covered loan, (4) monthly payment on simultaneous loan, (5) monthly payment for mortgage related obligations, (6) current debt, alimony and child support, (7) DTI or residual income, and (8) credit history.

o	ATR Credit Exceptions

▪	Verify that no lender based credit exceptions are present and/or approved.

o	ATR Rating

▪	ATR test results will be provided by grading each loan’s ATR compliance as: ATR-Pass, ATR-Fail and ATR Exempt.

✓
Qualified Mortgage: Evaluate each loan seeking QM status to validate compliance with requirements of the Qualified Mortgage (“QM”) regulations for Temporary Qualified Mortgages (“TQM”), Small Creditor Qualified Mortgages (“SCQM”) and Small Creditor Balloon Qualified Mortgages (“BQM”). This review will consist of the following:

➢	Product Features

Opus CMC	Privileged and Confidential	Page 12

o	Verify that loans seeking QM status not allow for interest only loan terms, negative amortization loans, balloon terms or terms exceeding 30 years.

➢	Debt-to-Income Ratios

o	Verify that debt-to-income ratios do not exceed 43%.

➢	Points and Fees

o
Verify that loans seeking QM status do not contain charges to the borrower that exceed the 3 percent of the total loan amount for a loan greater than or equal to $100,000, $3,000 for a loan greater than or equal to $60,000 but less than $100,000, 5 percent of the total loan amount for a loan greater than or equal to $20,000 but less than $60,000, $1,000 for a loan greater than or equal to $12,500 but less than $20,000, or 8 percent of the total loan amount for a loan less than $12,500. (2014 – subject to annual adjustments in subsequent years)

✓
Temporary Qualified Mortgage: Verify that loans made from the government and the GSEs meet all applicable guideline requirements in lieu of the 43% debt-to-income ratio cap including guidelines regarding: LTV/CLTV, DTI, Credit Score, Reserves, Max Loan Amount, the maximum cash out amount and minimum disposable income requirements.

➢	QM & ATR Reporting

o	Upon review of the related documents and QM and ATR testing standards, verify the QM/ATR status in the credit rating agency format as follows:

•	QM – NonHPML

QM or TQM – Pass / HPML – No

•	QM – HPML

QM or TQM – Pass / HPML – Yes

•	NonQM – Compliant

QM or TQM – Fail, Exempt / ATR – Compliant

•	NonQM – Noncompliant

QM or TQM – Fail, Exempt / ATR – Noncompliant

•	Not covered – Exempt

QM or TQM – Exempt / ATR – Exempt

➢	Higher Priced Mortgage Loans

o
Determine whether each loan would be considered a Higher Priced Mortgage Loan (“HPML”). A loan APR which exceeds the Average Prime Offer Rate by 1.50% or more percentage points on conforming First Liens and 3.50% or more percentage points on Second Liens. For FHA TQM, the formula is modified to be the Average Prime Offer Rate plus 1.15%, plus the monthly MI premium factor.

➢	Escrow Requirements

o	Verify that all HPML loans have escrow accounts established for the first five years of the life of the loan.

➢	HPML Appraisal Rules

o
Verify that all HPML loans meet the following additional appraisal rules: borrower’s right to receive the appraisal report, written appraisal from a certified or licensed appraiser, evidence of an interior inspection, delivery of copies no later than 3 days from consummation, and a 2nd appraisal detailing improvements, market conditions and change in sale price for loans that meet the “flipping” definition.

➢	Loan Originator Compensation

o
Verify disclosed compensation is permissible.  Verify disclosed compensation in Points and Fees testing as appropriate. Verify Loan Originator and Loan Originator Organization licensing status as well as proper disclosure on the application, note and mortgage as per applicable Safe Act and Loan Originator regulations.

Opus CMC	Privileged and Confidential	Page 13

✓
Regulatory Compliance Disclaimer: Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein.  There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans.  Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Opus is relying in reaching such findings. Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions.  They are recommendations or conclusions based on information provided to Consultant.  All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines.  Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use

Data Integrity: Consultant compared the data supplied on the bid tape provided by the Client to the documents contained in the loan file. If the comparison revealed discrepancies, these were reconciled by Consultant and reported as a data difference and the final data tape updated accordingly.  Data elements for comparison were determined on an “as available” basis and upon mutual agreement between Consultant and Client.

Opus CMC	Privileged and Confidential	Page 2

Pool Details

Loan Type			Product Type
Type	Count	% of Pool	Type	Count	% of Pool
Jumbo Non-Conforming	210	97.67%	Fixed	215	100.00%
Conforming-GSE Eligible	5	2.33%
Total	215	100.00%	Total	215	100.00%

Interest Rate			Occupancy
Type	Count	% of Pool	Type	Count	% of Pool
2.250-2.499	0	0.00%	Primary	200	93.02%
2.500-2.999	0	0.00%	Second Home	15	6.98%
3.000-3.499	0	0.00%	Investment Property	0	0.00%
3.500-3.999	40	18.60%
4.000-4.499	140	65.12%	Total	215	100.00%
4.500-4.999	33	15.35%
5.000-5.499	2	0.93%
Total	215	100.00%

			Property Type
Purpose			Type	Count	% of Pool
Type	Count	% of Pool	Single Family Detached	128	59.53%
Cash out Refi	43	20.00%	Co-op	0	0.00%
Purchase	118	54.88%	Condo, Low Rise	9	4.19%
Rate / Term Refi	54	25.12%	Condo, High Rise	1	0.47%
Total	215	100.00%	PUD	71	33.02%
			1 Family Attached	2	0.93%
			2 Family	3	1.40%
			3 Family	1	0.47%
			4 Family	0	0.00%
			Total	215	100.00%
DTI
Type	Count	% of Pool
0.00-20.00	13	6.05%	LTV
20.01-30.00	36	16.74%	Type	Count	% of Pool
30.01-40.00	118	54.88%	0-30.00	3	1.40%
40.01-43.00	48	22.33%	30.01-40.00	5	2.33%
43.01-50.00	0	0.00%	40.01-50.00	12	5.58%
Total	215	100.00%	50.01-60.00	28	13.02%
			60.01-70.00	50	23.26%
			70.01-80.00	105	48.84%
			80.01-90.00	12	5.58%
			Total	215	100.00%

QM Type
Type	Count	% of Pool
QM/Non-HPML	210	97.67%
QM/Agency Safe Harbor	5	2.33%
Total	215	100.00%

Opus CMC	Privileged and Confidential	Page 14

Tape Discrepancies

Opus CMC	Privileged and Confidential	Page 15

Loan Grading Definitions

Credit

S&P	Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Compliance

S&P	Moody’s	Kroll	DBRS	Definition
A	A	A	A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	B	B	B	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist
C	C	C	C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	D	D	D	The loan file is missing critical documentation required to perform the review

Fitch	Definition
A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	The loan is in compliance with all applicable laws and regulations and a benefit to the borrower is present and documented
C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	The loan file is missing critical documentation required to perform the review

Opus CMC	Privileged and Confidential	Page 16

Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A
Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C
Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A
First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B
First Level Review Value is greater than a 10% variance to the original appraisal but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability

C
Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Opus CMC	Privileged and Confidential	Page 17

Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Grading Summary Report dated May 8, 2018.

Fitch Overall Loan Grade

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	27	0	0	0
B	0	2	0	0
C	3	3	0	0
D	38	142	0	0

Fitch Credit Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	119	0	0	0
B	0	0	0	0
C	8	11	0	0
D	59	18	0	0

Fitch Compliance Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	61	0	0	0
B	1	6	0	0
C	0	0	0	0
D	17	130	0	0

Fitch Value Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	186	0	0	0
B	0	0	0	0
C	2	0	0	0
D	27	0	0	0

Opus CMC	Privileged and Confidential	Page 18

Moody's Overall Loan Grade

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	27	0	0	0
B	2	0	0	0
C	15	4	0	0
D	35	132	0	0

Moody's Credit Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	119	0	0	0
B	0	0	0	0
C	8	11	0	0
D	59	18	0	0

Moody's Compliance Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	61	0	0	0
B	4	3	0	0
C	17	0	0	0
D	10	120	0	0

Moody's Value Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	186	0	0	0
B	0	0	0	0
C	2	0	0	0
D	27	0	0	0

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Kroll Overall Loan Grade

Final Grade

Initial Grade

	A	B	C	D
A	27	0	0	0
B	2	0	0	0
C	15	4	0	0
D	35	132	0	0

Kroll Credit Grading

Final Grade

Initial Grade

	A	B	C	D
A	119	0	0	0
B	0	0	0	0
C	8	11	0	0
D	59	18	0	0

Kroll Compliance Grading

Final Grade

Initial Grade

	A	B	C	D
A	61	0	0	0
B	4	3	0	0
C	17	0	0	0
D	10	120	0	0

Kroll Value Grading

Final Grade

Initial Grade

	A	B	C	D
A	186	0	0	0
B	0	0	0	0
C	2	0	0	0
D	27	0	0	0

Opus CMC	Privileged and Confidential	Page 20

S&P Overall Loan Grade

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	27	0	0	0
B	2	0	0	0
C	15	4	0	0
D	35	132	0	0

S&P Credit Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	119	0	0	0
B	0	0	0	0
C	8	11	0	0
D	59	18	0	0

S&P Compliance Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	61	0	0	0
B	4	3	0	0
C	17	0	0	0
D	10	120	0	0

S&P Value Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	186	0	0	0
B	0	0	0	0
C	2	0	0	0
D	27	0	0	0

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DBRS Overall Loan Grade

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	27	0	0	0
B	2	0	0	0
C	15	4	0	0
D	35	132	0	0

DBRS Credit Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	119	0	0	0
B	0	0	0	0
C	8	11	0	0
D	59	18	0	0

DBRS Compliance Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	61	0	0	0
B	4	3	0	0
C	17	0	0	0
D	10	120	0	0

DBRS Value Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	186	0	0	0
B	0	0	0	0
C	2	0	0	0
D	27	0	0	0

Opus CMC	Privileged and Confidential	Page 22

Loans Reviewed (215)

Client Loan Number	Client Loan Number	Client Loan Number	Client Loan Number	Client Loan Number	Client Loan Number
300704066	300722581	300709065	300719372	300723062	300721056
300709070	300735302	300722789	300719321	300719412	300728454
300727791	300723081	300719371	300709642	300702693	300752895
300726251	300709402	300719478	300670199	300722613	300722785
300723721	300719324	300731397	300722784	300730935	300723084
300709878	300715807	300709793	300709641	300718883	300752904
300707967	300722610	300716432	300678810	300716420	300678838
300733478	300723841	300710700	300712735	300709400	300646580
300729108	300723076	300710824	300715803	300719378	300752901
300716366	300647860	300724565	300704518	300716422	300709799
300711158	300703973	300735299	300723846	300724573	300735418
300722209	300673425	300709859	300718898	300702836	300752984
300709406	300704065	300722850	300723679	300728526	300716431
300678815	300664855	300735000	300709404	300727548	300133078
300724567	300726346	300710083	300724608	300711307	300752932
300722790	300724609	300717537	300735440	300727802	
300716633	300716382	300719319	300715806	300711141	
300716399	300723596	300664819	300719417	300718896	
300722612	300616159	300719494	300722806	300709812	
300657097	300678820	300710692	300712730	300719479	
300711167	300735260	300716421	300726338	300722334	
300716494	300728158	300718902	300722028	300718869	
300710081	300710844	300665127	300704519	300723677	
300723064	300722811	300657127	300678966	300722849	
300722576	300722787	300719320	300739148	300722002	
300721050	300727772	300718868	300722032	300723853	
300722611	300722261	300716387	300722608	300722609	
300717535	300709962	300678715	300710077	300704027	
300710821	300670202	300710730	300722848	300716436	
300710854	300716375	300716386	300723063	300722788	
300716383	300669772	300722335	300709873	300709804	
300716385	300709060	300709885	300678822	300716408	
300670448	300709972	300722600	300709795	300716380	
300710827	300718757	300638031	300710832	300716377	
300678073	300711268	300709943	300723082	300704379	
300722588	300711308	300722333	300710691	300727549	
300711273	300711281	300704070	300724572	300721925	
300709874	300724563	300733458	300722029	300727770	
300722338	300709946	300724606	300719409	300722845	
300735308	300722797	300709648	300722597	300727769

 If you have any questions, please contact Elisha Werner at Elisha.Werner@opuscmc.com

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